UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 24, 2011

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 1.01. Entry into a Material Definitive Agreement

Senior Subordinated Notes due 2016

On August 24, 2011, the wholly-owned subsidiaries of Graham Packaging Company Inc., the parent company of the registrant, (“Graham Packaging”), Graham Packaging Company, L.P. (the “Company”) and GPC Capital Corp. I (together with the Company, the “Issuers”), issued $20,455,000 aggregate principal amount of 9.875% senior subordinated notes due 2016 (the “Note”) to Reynolds Group Holdings Inc. pursuant to the Note dated as of such date, among the Issuers, the guarantors named therein and Reynolds Group Holdings Inc., as holder. The Note will mature on December 31, 2016, or, if the transactions contemplated by the Agreement and Plan of Merger dated as of June 17, 2011 between Reynolds Group Holdings Limited, Bucephalas Acquisition Corp. and Graham Packaging are consummated, on October 15, 2014. The proceeds of the issuance were used to fund the purchase of the $20,455,000 aggregate principal amount of the Issuers’ 9.875% Senior Subordinated Notes due 2014 tendered in the previously announced tender offer of such notes.

Interest on the Note will be payable in cash on April 15 and October 15 of each year, commencing on October 15, 2011.

The foregoing descriptions of the Note are qualified in their entirety by the full text of a form of the Note, which is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the captions “Senior Subordinated Notes due 2016” is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

Exhibit 10.1	Note, dated as of August 24, 2011, among Graham Packaging Company, L.P., GPC Capital Corp. I, the Guarantors named therein Reynolds Group Holdings Inc. as Holder.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the registrant assumes no obligation to update the information included in this report. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the registrant’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the registrant’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other releases and public filings made by Graham Packaging (including its filings with the Securities and Exchange Commission). Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the registrant also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: August 26, 2011	By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer